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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of HEI, Inc. (the "Company") on Form 10-Q for the quarter ended March 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mack V. Traynor, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Mack V. Traynor, III
                                           -------------------------------------

                                           Mack V. Traynor, III
                                           Chief Executive Officer and President

Date: April 18, 2003


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of HEI, Inc. (the "Company") on Form 10-Q for the quarter ended March 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve E. Tondera, Jr., Chief Financial Officer, Treasurer, Vice President Finance and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ STEVE E. TONDERA, JR.
                                           -------------------------------------

                                           Steve E. Tondera, Jr.
                                           Chief Financial Officer, Treasurer,
                                           Vice President Finance and Secretary

Date: April 18, 2003